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                       SECURITIES AND EXCHANGE COMMISSION

                             WASHINGTON, D.C. 20549


                                    FORM 8-K


                CURRENT REPORT PURSUANT TO SECTION 13 OR 15(d) OF
                       THE SECURITIES EXCHANGE ACT OF 1934


         DATE OF REPORT (DATE OF EARLIEST EVENT REPORTED): September 8, 2006


                         Mayfair Mining & Minerals, Inc.
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                 (Exact name of registrant specified in Charter)


      Nevada                      333-102117               45-0487294
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 (State or other                 (Commission             (IRS Employer
 jurisdiction of                 File Number)          Identification No.)
  incorporation)


                               Paxhill, Park Lane,
                      Lindfield, West Sussex, UK, RH16 2QS
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          (Address of principal executive offices, including Zip Code)

          REGISTRANT'S TELEPHONE, INCLUDING AREA CODE: 44-(1444)-487100


                                    No Change
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         (Former name and former address, if changed since last report)


Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

[ ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))



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ITEM 1.01.  ENTRY INTO A MATERIAL DEFINITIVE AGREEMENT.

On September 8, 2006, the Company entered into a Letter of Intent to acquire 100% ownership of 61 permits covering an area of 381.25 square kilometers, or in excess of 94,000 acres of land, in the principal sapphire producing area of Ilakaka, in southern Madagascar.

The consideration paid for the acquisition is 7,000,000 shares of Common Stock of Mayfair Mining, issued with restrictions under Rule 144 of the Securities Act of 1933, as amended, and a cash payment of US$250,000.

The two principals involved in the sale to Mayfair Mining are Mr. Tony Hammond and Mr. Michael Roche.

Mr. Hammond has a long history as a Mining Engineer. He is a graduate of the Camborne School of Mines and the University of the Witwatersrand, South Africa. He also holds a First Class Mine Managers Certificate of Competency. Mr. Hammond has worked in the International Mining Business for forty years as a manager, consultant and director of a number of public and private mining companies. He spent eighteen years with the Anglo American/De Beers group of companies as well as Rio Tinto and Anglo Coal. He is the Director of the Great Orme Mine located in North Wales. He will join Mayfair Mining as a Member of the Advisory Board, and oversee a proposed feasibility study for the property.


Mr. Roche earned a Masters Degree in Electrical Engineering after completing his National Service in the Royal Electrical and Mechanical Engineers of the British Army. He then worked for Shell Oil Company seismic teams in Nigeria, Cameroon, Libya and Iran. Mr. Roche has over 45 years of experience in the construction and mining industry world wide. His background includes the construction and development of a copper mine in southern Iran, the development of a gold mine in Saudi Arabia and the refurbishment and upgrading of the Sierra Rutile Mine in Sierra Leone. He will take the role of the Company's Mining Manager in Madagascar, where he has already had considerable experience in the sapphire mining industry.

There are no material relationships between the registrant or its affiliates and any of the parties, other than in respect of the agreement.


ITEM 9.01.  FINANCIAL STATEMENTS AND EXHIBITS

      (a) Not applicable

      (b) Not applicable


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                                   SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

September 14, 2006


                                        MAYFAIR MINING & MINERALS, INC.

                                        By: /s/ "Clive de Larrabeiti"
                                            ---------------------------
                                        Clive de Larrabeiti, President